FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the "Annual Meeting") of the Company was held on July 30, 2020. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

The holders of the shares of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to elect the following six nominees as members of the Board of Directors of the Company, each to hold office until the Company’s 2021 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. The results of the vote were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Avram A. Glazer	20,779,956	134,628	164,095	16,838,688
Wayne Barr, Jr.	19,400,844	1,512,550	165,285	16,838,688
Kenneth S. Courtis	20,161,286	642,257	275,136	16,838,688
Warren H. Gfeller	16,082,771	4,801,878	194,030	16,838,688
Michael Gorzynski	20,729,973	153,768	194,938	16,838,688
Shelly C. Lombard	20,254,361	628,008	196,310	16,838,688

Proposal 2: Approval of Advisory Vote on the Compensation of the Company's Named Executive Officers (“Say on Pay Vote”)

The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
16,911,653	3,831,883	335,143	16,838,688

Proposal 3: Ratification of the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020

The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to ratify the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
37,160,624	207,839	584,904	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2020

HC2 Holdings, Inc. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer